InterDigital (Nasdaq: IDCC) Needham Growth Conference January 18, 2018 © 2018 InterDigital, Inc. All Rights Reserved.

Forward-looking Statements • This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding InterDigital, Inc.’s current beliefs, plans and expectations, as to: (i) future results, projections and trends; (ii) its strategy and business plan; (iii) the company’s future revenues and expenses; (iv) investments; (v) partnerships, commercial initiatives and other potential business and revenue opportunities, including through new markets; (vi) technology development timelines; (vii) future global mobile device and IoT device shipments and market opportunities, and; (viii) the impact of the recent tax law changes on the company’s financial statements. Such statements are subject to the safe harbor created by those sections. • Words such as “anticipate,” “believe,” “estimate,” “expect,” “project,” “intend,” “plan,” “forecast,” “will,” variations of any such words or similar expressions, and graphical timelines representing future estimates or events are intended to identify such forward-looking statements. Forward-looking statements are subject to risks and uncertainties. Actual outcomes could differ materially from those expressed in or anticipated by such forward-looking statements due to a variety of factors, including, without limitation: (i) the market relevance of our technologies; (ii) changes in the needs, availability, pricing and features of competitive technologies as well as those of strategic partners or consumers; (iii) unanticipated technical or resource difficulties or delays related to further development of our technologies; (iv) the entry into additional patent license, patent sales or technology solutions agreements; (v) our ability to successfully identify and launch new commercial businesses; (vi) our ability to successfully identify and expand into new markets; (vii) our ability to enter into partnerships, strategic relationships or complementary investment opportunities on acceptable terms; (viii) changes in the market share and sales performance of our primary licensees, delays in product shipments of our licensees and timely receipt and final reviews of quarterly royalty reports from our licensees and related matters; (ix) the resolution of current legal proceedings, including any awards or judgments relating to such proceedings, additional legal proceedings, changes in the schedules or costs associated with legal proceedings or adverse rulings in such legal proceedings; (x) changes in the company’s strategy going forward; (xi) changes or inaccuracies in market projections or technology development timelines; and (xii) the company’s final review of, and any regulations or guidance that may be issued regarding the implementation of, the recent tax law changes, as well as other risks and uncertainties, including those detailed in our Annual Report on Form 10-K for the year ended December 31, 2016 and from time to time in our other Securities and Exchange Commission filings. We undertake no duty to update publicly any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority. 2 © 2018 InterDigital, Inc. All rights reserved.

3 A Long History of Leadership in Mobile Technology • Over four decades of mobile innovation, and pioneers in digital wireless • ~180 R&D staff in six R&D locations around the world • Our engineers have contributed inventions to IEEE, IETF, 3GPP, ITU, ETSI and MPEG standards, among others • InterDigital has invested over $700 million in R&D during the past decade, vs. $4.7B in revenue (2007-2016) Recognized as Thomson-Reuters and Clarivate Top 100 Global Innovator, an independent and exclusive listing of top innovating companies worldwide, in 2015 and 2016 3 © 2018 InterDigital, Inc. All rights reserved.

4 Standards: a Single Research-based Channel to an Entire Industry Standards bodies define tech needs Needs addressed by existing and ongoing core R&D Solutions presented to standards working groups Solutions adopted in standard Manufacturers choose to implement standard, pay innovators for R&D via license Once adopted in a standard, solutions are incorporated into products that implement that standard, resulting in complete market access across the industry © 2018 InterDigital, Inc. All rights reserved.

# A Track Record of Wireless Innovation, Participation & Leadership in Key Standards Organizations

- We cover a broad but related group of standards bodies and industry forums
- Strongest focus
  - Cellular: 3GPP
  - Wi-Fi: 802.11
  - Networks: IETF
- Also
  - ETSI, ITU, MPEG…

## *Recent Leadership Positions*

- ***Vice Chair*** 3GPP RAN2: 2013-2017
- ***Vice Chair*** 3GPP RAN3: 2001-2009
- OMA Board of Directors/ ***Board Officer***: 2013-2015
- ***Board of Directors*** Small Cell Forum: 2009-2010
- ETSI RRS Architecture WG ***Chair*** (2012-2014)
- IETF Internet Area WG ***Co-Chair*** (2013-present)
- 802 OmniRAN EC SG ***Vice-Chair*** (2012-present)
- 802.21 TGb ***Chair*** (2010-2012)
- 802.21 WG ***Vice-Chair*** (2010-2012)
- 802.11 ARC ***Vice-Chair*** (2013-present)
- 802.11 TGai Passive Scanning Ad Hoc ***Chair*** (2012-2013)

5
© 2018 InterDigital, Inc. All rights reserved.
5G INTERDIGITAL

# Leadership in Key Existing Technologies

CONSULTING
TECHNOLOGY
INNOVATION

- 3G: InterDigital accounted for close to 10% of the patents and patent applications judged likely to be essential to WCDMA – the third-highest share out of more than 40 companies (May 2015)
- 4G: InterDigital accounted for close to 10% of the patents and patent applications judged likely to be essential to LTE – fourth-highest share of nearly 100 companies (September 2016)

LexInnova
REINVENTING LITIGATION SOLUTIONS

- IoT: InterDigital in top 10 of global companies in terms of IoT patent landscape, ahead of Microsoft and IBM
- Fourth in "high-strength IoT patents" ahead of Intel and Ericsson (May 2016)

*InterDigital does not endorse any third-party analysis in relation to technology areas, but believes these studies may provide independent confirmation of the strength of the company's R&D activities in mobile communication.*

6
© 2018 InterDigital, Inc. All rights reserved.
5G INTERDIGITAL

And Continued Leadership into 5G 7 ~9X increase in 3GPP standards participation in past decade Strong emphasis on collaboration, especially with licensees LTE LTE-A LTE-Adv Pro 5G NR 0 2000 4000 6000 8000 10000 12000 14000 0 50 100 150 200 250 300 350 400 450 04 05 06 07 08 09 10 11 12 13 14 15 16 InterDigital RAN1 Contributions by Year InterDigital Contributions Co-sourced Contributions Total Contributions 0 1000 2000 3000 4000 5000 6000 7000 8000 9000 0 20 40 60 80 100 120 140 05 06 07 08 09 10 11 12 13 14 15 16 InterDigital RAN2 Contributions by Year 3G/UMTS LTE LTE-A LTE-Adv Pro 5G NR 3G/UMTS IDCC IDCC Total Total Based on publicly-available 3GPP data Industry © 2018 InterDigital, Inc. All rights reserved.

Long-term + Diverse Licensees: Bringing Stability to a High-growth but Volatile Segment 8 All third party trademarks, service marks and/or tradenames used herein are the property of their respective owners. Business fortunes can change fast in the mobile industry… but after collecting close to $250 million from fixed-fee agreements in Q4 2017 alone, InterDigital is scheduled to collect another $800 million in cash through 2022 under fixed-fee agreements, with any per-unit revenues and new agreements building on that base

Award-winning IoT Solutions 9 2015 ABI Research Hot Tech Innovator 2015 IoT Nexus Power Players and Innovators Best IoT Product at ARM TechCon 2014 2016 MarketsandMarkets Key Innovator *All third party trademarks, service marks and/or tradenames used herein are the property of their respective owners 2016 Global IoT Platform Competitive Strategy Innovation & Leadership Shortlist – 2016 World Communication Awards Smart Cities Award

M&A Strategy: Add Value to Customers + Tap New Markets 10 >$500B market in 2016 …while opening new markets New technologies add value to core offering… $65B market in 2021, from <$2B in 2016 $27.5B market in 2021, from <$13B in 2016 $49B market in 2021, from <$13B in 2016 $10B consumer market, $227B industrial market, in 2021 All data ABI Research, Q1 2017 AR/VR WEARABLES DRONES ROBOTICS SENSORS VIDEO IOT © 2018 InterDigital, Inc. All rights reserved.

Continued Efforts to Return Value to Shareholders 11 In September 2017, announced increase in dividend to $0.35/share, third dividend increase since 2014 2014 buyback authorization increased twice, now at $500M with ~$180M left © 2018 InterDigital, Inc. All rights reserved.

US Tax Reform- Financial Statement Impact While we are continuing to review the 2017 US Tax Cuts and Jobs Act (Tax Act), which lowers the U.S. Corporate tax rate to 21%, we want to highlight two items: (1) • On a go-forward basis, we currently expect a significant portion of our income to qualify as Foreign Derived Intangible Income (FDII) which, under the Tax Act, would be subject to an even lower tax rate of 13.1%. • Given the lower go-forward tax rate, we expect to record in Q4 2017 a one-time, non-cash charge of approximately $40M - $55M related to revaluation of Deferred Tax Assets and Liabilities. The reevaluation is necessary as the lower tax rate under the Tax Act reduces the size of the Deferred Tax Assets and Liabilities which had been previously determined based on a higher corporate tax rate. (1) The ultimate impact of tax reform on our Deferred Tax Assets and Liabilities and our future effective tax rate is continuing to be reviewed by the Company and may be affected by, among other things, future regulations or guidance promulgated by the IRS, FASB and others regarding the implementation of the Tax Act. 12 © 2018 InterDigital, Inc. All rights reserved.

Thank you © 2018 InterDigital, Inc. All rights reserved.